SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C. 20549

          FORM 8-K/A
          AMENDMENT NO. 3

          CURRENT REPORT

          Pursuant to Section 13 or 15(d)of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) :June 27, 1994

          SHARED TECHNOLOGIES INC.
          ========================

          DELAWARE               0-17366          87-0424558     .
          (State of other       (Commission       (I.R.S. Employer
          jurisdiction of        File Number      Identification No.)
          incorporation)




          100 Great Meadow Road, Suite 104
          Wethersfield, CT                           06109    .
          (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (203) 258-2400




        Total number of sequentially numbered paged in this filing, including exhibits hereto: 7

        Item 7
        FINANCIAL STATEMENTS AND EXHIBITS
        =================================

        (b)  Pro Forma Financial Information

        Amend Item 7.(b) Pro Forma Financial Information by deleting such item in its entirety and substituting the following:

        Unaudited Pro Forma Financial Information
        for Shared Technologies Inc. filed as part of this report:    Page

        Summary of Pro Forma Consolidated Statements of Operations       3

        Pro Forma Consolidated statement of Operations for the year
        ended December 31, 1993                                          4

        Pro Forma Consolidated Statement of Operations for the six
        months ended June 30, 1994                                       5

        Notes to Pro Forma Consolidated Statements of Operations        6

        Shared Technologies Inc.
        Pro Forma Statements of Operations

        On June 27, 1994, Shared Technologies Inc., ("STI" or the "Company"), completed its previously announced acquisition of the partnership interests of Access Telecommunication Group, L.P. ("Access") for $9,000,000, subject to certain post-closing adjustments. The $9,000,000 includes $4,000,000, paid at closing with the proceeds from the private placement sale of approximately 1,062,000 shares of the Company's Common Stock, and the issuance to the sellers of 400,000 shares of Series E preferred stock valued at $3.75 per share and 700,000 shares of Series F preferred stock valued at $5.00 per share.

        The following unaudited pro forma consolidated statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 reflect the pro forma results of operations of Shared Technologies Inc. (STI) after giving effect to the acquisition of Access. The unaudited pro forma consolidated statements of operations should be read in conjunction with the consolidated financial statements of Access and STI and the related notes thereto. A pro forma consolidated balance sheet is not included herein since the assets and liabilities of Access are included in the June 30, 1994 consolidated balance sheet of STI included in STI's June 30, 1994 report on Form 10-Q.





        Shared Technologies Inc.
        Pro Forma Consolidates Statement of Operations
        For the Year Ended December 31, 1993
        (Unaudited)

                                         Access
                           Shared        Telecom-       Pro Forma   Pro Forma
                           Technologies  munications    Adjustment  Consolidate
                           Inc.          Group, L.P.    s           d
                           ===========   ============   ==========  ===========
          Revenue           $25,425,806    $18,660,506          -   $44,086,312
          Cost of Revenue    14,514,043     14,271,884     112,000   28,897,927
                            -----------     ----------    --------     --------
          Gross Margin       10,911,763      4,388,622   (112,000)   15,188,385
                               --------     ----------    --------     --------
          Selling, General                                 444,469   14,643,218
          & Administrative
          Expenses            9,981,938      4,216,811
          Operating Income      929,825        171,811   (556,469)      545,167
          (Loss)                -------       --------    --------      -------
          Other Expenses,     (519,604)       (41,301)           -    (560,905)
          net                  --------       --------                 --------
          Income before                       $130,510   (556,469)     (15,738)
          Extraordinary         410,221       --------    --------     --------
          Item                 --------
          Extraordinary       (150,000)              -           -    (150,000)
          Item                ---------                                --------
          Net Income            260,221       $130,510   (556,469)    (165,738)
          Preferred Stock     (344,650)              -   (120,000)    (464,650)
          Dividends            --------       --------    --------     --------
          Net Income                          $130,510  ($676,469)   ($630,388)
          (Loss)                              ========   =========    =========
          Applicable to       ($84,429)
          Common Stock         ========
          Net Loss per          ($0.02)                                 ($0.09)
          Common Share         ========                                 =======
          Weighted Average    5,132,296                               7,294,329
          Shares              =========                               =========
          Outstanding
        /TABLE

        Shared Technologies Inc.
        Pro Forma Consolidates Statement of Operations
        For the Six Months Ended June 30, 1994
        (Unaudited)

                           Shared        Access         Pro Forma   Pro Forma
                           Technologies  Telecom-       Adjustment  Consolidate
                           Inc.          munications    s           d
                                         Group, L.P.
          Revenue           $17,020,982     $9,181,183           -  $26,202,165
          Cost of Revenue     9,329,946      6,384,373      56,000   15,770,319
                              ---------     ----------    --------   ----------
          Gross Margin        7,691,036      2,796,810    (56,000)   10,431,846
                              ---------     ----------    --------   ----------
          Selling, General    6,599,247      2,495,953     222,235    9,317,435
          & Administrative
          Expenses
          Operating Income    1,091,789        300,857   (278,235)    1,114,412
          (Loss)              ---------       --------    --------    ---------
          Other Expenses,     (131,871)         27,867           -    (104,004)
          net                 ---------        -------                 --------
          Net Income            959,918        328,724   (278,235)    1,010,408
                               --------       --------    --------   ----------
          Preferred stock     (219,202)              -    (60,000)    (279,202)
          Dividends            --------       --------    --------     --------
          Net Income           $740,716       $328,724  $(338,235)     $731,206
          (Loss)               ========       ========    ========     ========
          Applicable to
          Common Stock
          Net Loss per          ($0.14)                                 ($0.10)
          Common Share         ========                                 =======
          Weighted Average    5,267,344                               7,405,907
          Shares              =========                               =========
          Outstanding
        /TABLE

        Shared Technologies Inc.
        Notes to Pro Forma Consolidated Statements of Operations
        For the Year Ended December 31, 1993
        And Six Months Ended June 30, 1994
        (Unaudited)

        The pro forma consolidated statements of operations represents the operating results for the Company and Access Telecommunication Group, L.P. ("Access"), for the year ended December 31, 1993 and the six months ended June 30, 1994.

        The pro forma consolidated statements of operations assume that the acquisition occurred at the beginning of the respective periods. The pro forma adjustments are to increase amortization expense related to goodwill associated with this acquisition and to increase depreciation expense related to the increase in the carrying value of furniture and equipment acquired. Depreciation on the acquired furniture and equipment is calculated using an 8-year useful life, taking six months of depreciation in the first year. Additionally, preferred stock dividends were adjusted to reflect the 8% coupon due on Series E Preferred Stock (400,000 shares, paying $.30 per share).

        The weighted average shares outstanding for the year ended December 31, 1993 and the six months ended June 30, 1994 of 7,294,329 and 7,405,907, respectively, reflect the dilutive effects of the transaction, which includes the sale of 1,062,033 shares of common stock which was necessary to provide the cash required at closing, as well as the issuance of Series E Preferred Stock (400,000 shares convertible to Common Stock on a 1:1 basis) and Series F Preferred Stock (700,000 shares convertible to Common Stock on a 1:1 basis) in connection with this acquisition.





          SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          SHARED TECHNOLOGIES INC.



          Date: August 3, 1995

          By:/s/ Vincent DiVincenzo
             ----------------------
          Vincent DiVincenzo
          Senior Vice President-Finance
          and Administration, Treasurer,
          Chief Financial Officer